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                                                                   EXHIBIT 10.20


                              AMENDED AND RESTATED

                               MEDPARTNERS, INC.

                             1993 STOCK OPTION PLAN


          1. PURPOSE OF THE PLAN

          The purposes of this Amended and Restated MedPartners, Inc. ("MedPartners" or the "Company") 1993 Stock Option Plan (the "Plan") are to:

          1.1. furnish incentives to individuals or entities chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

          1.2. encourage selected employees to accept or continue employment with the Company or its Affiliates; and

          1.3. increase the interest of selected employees, officers, directors and consultants in the Company's welfare through their participation in the growth in value of the common stock, $.001 par value, of the Company ("Common Stock").

          To accomplish the foregoing objectives, this Plan provides a means whereby individuals and entities may receive options to purchase Common Stock. Options granted under this Plan ("Options") will be either nonqualified options ("NQOs") or incentive stock options ("ISOs").

          2. ELIGIBLE PERSONS

          2.1. General. Every person who at the date on which an Option granted
               -------
to such person becomes effective (the "Grant Date") is a full-time employee, officer, director or consultant of the Company or of any Affiliate or any individual or entity subject to an acquisition or management agreement with the Company is eligible to receive Options under this Plan.

          2.2. Definition of Affiliate. The term "Affiliate," as used in this
               -----------------------
Plan, means a "parent corporation" or "subsidiary corporation," as defined in
Section 424 of the Internal Revenue Code of 1986 (as amended, the "Code"). The term "employee" shall have the meaning ascribed for purposes of Section 3401(c) of the Code and the Treasury Regulations promulgated thereunder and shall include an officer or a director who is also an employee.
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          3. STOCK SUBJECT TO THIS PLAN

          The total number of shares of stock reserved for issuance upon the exercise of Options is 1,555,000 shares of Common Stock, divided into 500,000 shares of Common Stock reserved for issuance upon the exercise of options that may be granted in connection with the acquisition of the assets of or management of physician practices (hereinafter referred to as "Acquisition Options") and 1,055,000 shares of Common Stock reserved for issuance upon the exercise of options granted to employees, officers, consultants and members of the Board of Directors of the Company (hereinafter referred to as "Management Options"). The shares covered by the portion of any grant that expires unexercised under this Plan shall become available again for grants under this Plan; provided, however,
                                                              --------  -------
that no Management Options may be granted as Acquisition Options and vice versa. The number of shares reserved for issuance under this Plan is subject to adjustment in accordance with the provisions for adjustment in this Plan.

          4. ADMINISTRATION

          4.1. General.  This Plan shall be administered by the Compensation
               -------
Committee of the Board of Directors or by any other committee appointed by the Board of Directors (the "Committee"), which Committee shall consist solely of two or more Non-Employee Directors ("Non-Employee Directors") as such are defined in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision. The Committee shall have the authority to select the persons to receive Options under this Plan, to fix the number of shares that each optionee may purchase, to set the terms and conditions of each Option, and to determine all other matters relating to this Plan. Any act approved in writing by a majority of the members of the Committee shall be a valid act of the Committee. All questions of interpretation, construction, implementation and application of this Plan and any Option Agreement awarded under it shall be determined by the Committee.
Such determinations shall be final and binding on all persons. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

          5. GRANTING OF RIGHTS

          5.1. Ten Year Limitation on Grants of ISOs. No ISOs shall be granted under this Plan after ten years from the date the Board of Directors first adopts the Plan.

          5.2. Written Agreement; Effect.  Each Option shall be evidenced by a
               -------------------------
written agreement (the "Option Agreement"), in form satisfactory to the Committee, executed by the Company and by the person to whom such Option is granted. Each such Option Agreement shall incorporate by reference all of the terms and conditions of the Plan as in effect at the time of its execution and may contain such other terms and provisions not contrary to the Plan as shall be approved and adopted by the Committee. The Option Agreement shall specify whether each Option it evidences is a NQO or an ISO. Failure of the grantee to execute an Option Agreement shall not void or invalidate

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the grant of an Option; the Option may not be exercised, however, until the
Option Agreement is executed.

          5.3. Annual $100,000 Limitation on ISOs.  To the extent required by
               ----------------------------------
Section 422(d) of the Code, the aggregate fair market value of shares of the Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year shall not exceed $100,000. For this purpose, fair market value shall be the fair market value of the shares covered by the ISOs when the ISOs were granted. If by their terms, such ISOs taken together would first become exercisable at a faster rate, this $100,000 limitation shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs, the exercisability of which are so deferred, shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles of this Section and all other provisions of this Section and all other provisions of this Plan, including those relating to the expiration and termination of ISOs.

          5.4. Advance Approvals. The Committee may approve the grant of Options
               -----------------
to persons who are expected to become employees, consultants or members of the Board of Directors, of the Company, but are not employees, consultants or members of the Board of Directors at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee becomes an employee, and must satisfy all requirements of this Plan for Options granted on that date.

          6. TERMS AND CONDITIONS OF OPTIONS

          Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

          6.1. Terms and Conditions to Which All Options Are Subject. All
               -----------------------------------------------------
Options shall be subject to the following terms and conditions:

          (a) Changes in Capital Structure. Subject to Section 6.1(b), if the
              ----------------------------
     stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in (1) the number and class of shares of stock subject to this Plan and each outstanding Option, and (2) the exercise price of each outstanding Option; provided, however,
                                                            --------  -------
     that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be determined by the Committee in its sole discretion, which determination shall be final and binding on all persons.

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          (b) Corporate Transactions.  New option rights may be substituted for
              ----------------------
     Options granted, or the Company's obligations as to outstanding Options may be assumed, by an employer corporation other than the Company, or an Affiliate thereof, in connection with any merger, consolidation, acquisition, separation, reorganization, dissolution, liquidation, sale, or like occurrence in which the Company is involved and which the Committee determines, in its absolute discretion, would materially alter the structure. Substitution shall be done in such manner that the then outstanding Options which are ISOs will continue to be "incentive stock options" within the meaning of Section 422 of the Code to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of
     Section 6.1(a), if such an event occurs and if such employer corporation, or an Affiliate thereof, does not substitute new option rights for, and substantially equivalent to, the outstanding Options granted hereunder, or assume the outstanding Options granted hereunder, or if there is no employer corporation, or if the Committee determines, in its sole discretion, that outstanding Options should not then continue to be outstanding, the Committee may upon ten days' prior written notice to optionees in its absolute discretion (1) shorten the period during which Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given), or (2) cancel Options upon payment to the optionee in cash, with respect to each Option to the extent then exercisable, of an amount which, in the absolute discretion of the Committee, is determined to be equivalent to any excess of the fair market value (at the effective time of the dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization, sale or other event) of the consideration that the optionee would have received if the Option had been exercised before the effective time, over the exercise price of the Option; provided, however, if there is
                                                  --------  -------
     a successor corporation and replacement options are not granted by the successor corporation, all outstanding Options shall become exercisable prior to the consummation of the transaction such that the optionees shall have not less than ten days to exercise their Options and become stockholders of record entitled to receive the consideration paid to the other stockholders of the Company. If an optionee fails to exercise his Option within any exercise period described in this paragraph and the dissolution, liquidation, merger, consolidation, sale or other event is consummated, his Option shall no longer be exercisable. Any unexercised Option shall be canceled and terminated. Notwithstanding anything herein to the contrary, nothing shall extend an optionee's right to exercise an ISO after the expiration of ten years from the date it is granted. The actions described in this Section may be taken without regard to any resulting tax consequences to the optionee.

          (c) Option Grant Date. Each Option Agreement shall specify the date as
              -----------------
     of which it shall be effective, which date shall be the Grant Date (determined pursuant to Section 5.4 in the case of advance approvals).

          (d) Fair Market Value. Except as otherwise determined by the
              -----------------
     Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on

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     The National Association of Securities Dealers' New York Stock Exchange
     Composite Reporting Tape (or if the Common Stock is not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

          (e) Transfer of Option Rights.
              -------------------------
               (1) Incentive Stock Options. No ISO granted under the Plan may be
                   -----------------------
          sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an optionee under the Plan shall be exercisable during his or her lifetime only by such optionee.

               (2) Nonqualified Stock Options. No NQO granted under the Plan may
                   --------------------------
          be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent not prohibited by any statute, rule or regulation applicable to the Plan, the Options or the registration with the Securities and Exchange Commission of the Common Stock to be issued upon exercise of the Options, the Committee may, in its discretion, authorize all or a portion of NQOs granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such NQOs are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred NQOs shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such NQOs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "optionee" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original optionee, following which the NQOs shall be exercisable by the transferee only to the extent, and for the periods specified in
          Section 6.1(g). Notwithstanding the foregoing, should the Committee provide that NQOs granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the NQO. In the event of a transfer, as set forth above, the original optionee is and will remain subject to and

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

          responsible for any applicable withholding taxes upon the exercise of such NQOs.

               (f) Payment. No shares of Common Stock shall be issued on the
                   -------
          exercise of an Option unless paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee may elect to accept payment in shares of Common Stock of the Company which are already owned by the optionee, valued at the Fair Market Value thereof on the date of exercise. The Committee may also allow an optionee to exercise an option by use of proceeds to be received from the sale of Common Stock issuable pursuant to the Option being exercised.

               (g) Termination. Except as provided in paragraphs (h) and (i)
                   -----------
          below, each Option to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the term of the Option set forth in the Option Agreement; (b) immediately upon the date the optionee ceases to be an employee, officer, consultant or member of the Board of Directors or otherwise affiliated with the Company (a "Termination") on account of cause; (c) the expiration of 90 days following the date of a Termination of the optionee for any reason other than cause, death or permanent disability or (d) the expiration of 12 months following a Termination of the optionee on account of death or permanent disability. A leave of absence duly authorized by the Company shall not be deemed a Termination or a break in continuous employment, service or affiliation with the Company.

               (h) Notwithstanding anything in the Plan to the contrary, any Option granted on or after September 21, 1998 (a "Secondary Option"), to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the Secondary Option period set forth in the Option Agreement; (b) the expiration of 12 months following the optionee's death or permanent disability; (c) immediately upon Termination for Cause (as defined below); or (d) the expiration of 90 days following the optionee's Termination for any reason other than Cause (as defined below), Change in Control (as defined in Section 7 heretofore), death or permanent disability.
                   For purposes of the preceding sentence only, Cause means the Company or an Affiliate having cause to terminate an optionee's status as an employee, officer, consultant or director or other affiliation with the Company under any existing employment agreement between the optionee and the Company or an Affiliate or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the optionee has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the optionee has engaged or is about to engage in conduct

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          materially injurious to the Company or an Affiliate, or (iii) the optionee having been convicted of a felony.

               (i) Notwithstanding the foregoing, any Secondary Option, to the extent it has not been previously exercised prior to a Change in Control (as defined in Article 7 heretofore) shall remain exercisable for its full original term upon and following such Change in Control.

               (j) Other Provisions. Each Option Agreement may contain such
                   ----------------
          other terms, provisions, and conditions not inconsistent with this Plan, including rights of repurchase, as may be determined by the Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code.

               (k) Withholding and Employment Taxes. At the time of exercise of
                   --------------------------------
          an Option, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If and to the extent authorized and approved by the Committee in its sole discretion, an optionee may elect, by means of a form of election to be prescribed by the Committee, to have shares which are acquired upon exercise of an Option withheld by the Company or tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time the amount of such taxes is determined in order to pay the amount of such tax obligations, subject to the following limitations:

                    (1) such election shall be irrevocable; and

                    (2) such election shall be subject to the disapproval of the
               Committee at any time.

               Any Common Stock or other securities so withheld or tendered will be valued by the Company as of the date they are withheld or tendered. Unless the Committee otherwise determines, the optionee shall pay to the Company in cash, promptly when the amount of such obligations become determinable, all applicable federal and state withholding taxes resulting from the lapse of restrictions imposed on exercise of an Option, from a transfer or other disposition of shares acquired upon exercise of an Option or otherwise related to the Option or the shares acquired upon exercise of the Option.

               6.2. Terms and Conditions to Which Only NQOs Are Subject. Options
                   ---------------------------------------------------
granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

               (a) Option Term. Unless a different expiration date is specified
                   -----------
     by the Committee at the Grant Date in the Option Agreement, each NQO shall expire ten years from its Grant Date.

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          6.3. Terms and Conditions to Which Only ISOs Are Subject. Options
               ---------------------------------------------------
granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price of an ISO shall be determined
              --------------
     in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO
                     --------  -------
     granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Section 424 of the Code), stock of the Company constituting more than 10% of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company, shall in no event be less than 110% of such fair market value.

          (b) Option Term. Unless an earlier expiration date is specified by the
              -----------
     Committee at the Grant Date in the Option Agreement, each ISO shall expire ten years from its Grant Date; except that an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of applicable attribution rules currently set forth in Section 424 of the
     Code) stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any Affiliate of the Company, shall expire five years from its Grant Date.

          (c) Disqualifying Dispositions. If stock acquired by exercise of an
              --------------------------
     ISO is disposed of within two years from the Grant Date or within one year after the transfer of the stock to the optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Such holder shall pay to the Company any withholding and employment taxes which the Company in its sole discretion deems applicable. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the requirements of this Section have been satisfied.

          6.4  Vesting of Options.  Except as set forth by the Committee in the
               ------------------
applicable Option Agreement, Options shall vest and become exercisable as follows:

          (a) 34% of the Options shall vest on the Grant Date;

          (b) 33% of the Options granted shall vest on each of the first anniversary and second anniversary of the Grant Date; provided, however,
                                                           --------  -------
     that if during the first year after the Grant Date, the stock price of the Common Stock closes at or above $12.00 (or such other price determined by the Committee and set forth in the applicable Option Agreement) for any twenty (20) out of thirty (30) consecutive trading days, the 33% of the Options due to vest on the first anniversary of the Grant Date shall vest immediately at the end of such 20th day, and provided, however, that if during the second year after the Grant Date,
         --------  -------
     the stock price of the Common Stock closes at or above $18.00 (or such other price determined by the Committee and set forth in the applicable Option Agreement) for any twenty (20) out of thirty (30) consecutive trading days, the 33% of the Options due to vest on the second anniversary of the Grant Date shall vest immediately at the end of such 20th day.

          7. CHANGE IN CONTROL

     (a) Treatment of Outstanding Options. Unless otherwise specifically
         --------------------------------
prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, upon the occurrence of a Change in Control, any and all Secondary Options granted hereunder shall become immediately exercisable.

     (b) Termination, Modification or Amendment of Change in Control Provisions.
         ---------- -----------------------------------------------------------
Notwithstanding any other provision of this Plan or any Option Agreement provision, the provisions of this Article 7 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Option theretofore granted under the Plan without the prior written consent of the optionee with respect to said optionee's outstanding Options.

     (c) Definition of Change in Control. A Change in Control of the Company
         -------------------------------
shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

               (1) The acquisition by any Person of Beneficial Ownership of 20% or more of either (i) the then outstanding shares of Common Stock of the Company, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the selection of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control: (A) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) below;

              (2) The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent

          Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

               (3) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (ii) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

               (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

               (5) Any other condition or event (i) that the Committee determines to be a "Change in Control" within the meaning of this
          Article 7 and (ii) that is set forth as a supplement to this Article 7 in the Option Agreement.

     The term "Beneficial Owner" or "Beneficial Ownership", as used in this
Article 7, has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act. The term "Person", as used in this Article 7, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

          8. SALE OF BUSINESS UNIT OF COMPANY

     The Committee, in connection with the sale of any subsidiary, Affiliate, division or other business unit of the Company, may within the Committee's sole and absolute discretion cause any or all Options granted hereunder to optionees whose Options or rights under Options will be adversely affected by such transaction (a) to become immediately exercisable, or (b) to remain exercisable after such transaction for such period as the Committee deems appropriate under the circumstances, or both (a) and (b). The provision of this Article 8 and the actions of the Committee taken pursuant to this Article 8 shall be effective upon action of the Committee alone without amendment to any option agreement or the consent of any optionee.

          9. MANNER OF EXERCISE

          An optionee wishing to exercise an Option shall give proper notification to the Company at its principal executive office, to the attention of the Corporate Secretary, accompanied by a notice of exercise in form and substance satisfactory to the Company, by payment of the exercise price for such shares in a form and manner as the Committee may from time to time approve and by such other documents as the Committee may request. The date the Company receives proper notification of an exercise hereunder accompanied by payment of the exercise price and all such other documents will be considered the date the Option was exercised. Promptly after receipt of proper notification of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or any other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an Option shall not have any privileges as stockholder with respect to any stock covered by the Option until the date of issuance of a stock certificate.

          10. RELATIONSHIP WITH THE COMPANY

          Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company to terminate any optionee's employment, affiliation or other relationship with the Company at any time, nor confer upon any optionee any right to continue in the employ of, as a consultant to, as a director of, or otherwise affiliated in any way with, the Company.

          11. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

          The Committee may, at any time and in any manner, amend, suspend, or termination this Plan or any award outstanding under this Plan; provided,
                                                                --------
however, that no such amendment or discontinuance shall:
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          (a) be made without stockholder approval: (1) to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted or (2) to the extent that any outstanding Option is canceled and regranted or repriced;

          (b) adversely alter or impair the rights of optionees with respect to awards previously made under this Plan without the consent of the holder thereof; or

          (c) make any change that would disqualify any provision of this Plan intended to be so qualified, from the exemption provided by Rule 16b-3.

          12. LIABILITY AND INDEMNIFICATION OF COMMITTEE

          No member of the Committee shall be liable for any act or omission on such member's own part, including, but not limited to, the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's own gross negligence or willful misconduct. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including attorneys' fees and the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit, or proceeding to which the Committee or any member of the Committee may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted or not granted under the Plan to the full extent permitted by law and by the Certificate of Incorporation and Bylaws of the Company, as amended. The right of indemnity described in this Article 12 shall be in addition to such other rights of indemnification as the members of the Committee shall otherwise be entitled because of their serving on the Board of Directors of the Company or as an employee of the Company.

          13. EFFECTIVE DATE OF THIS PLAN

          This Plan first became effective upon adoption by the Board of Directors on December 16, 1993 and was amended and restated on May 12, 1997. This Amended and Restated MedPartners, Inc. 1993 Stock Option Plan is an amendment and restatement of that Plan and was adopted by the Committee on September 21, 1998.

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